                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________



                                   FORM 8-K



                                Current Report

                    Pursuant To Section 13 Or 15(d) Of The

                        Securities Exchange Act Of 1934



                               February 23, 1999
               Date of Report (Date of earliest event reported)



                           NOVASTAR FINANCIAL, INC.
                           ------------------------
              (Exact Name of Registrant as Specified in Charter)


          Maryland                            001-13533                        74-2830661
          --------                           -----------                       -------------
(State or Other Jurisdiction          (Commission File Number)      (I.R.S. Employer Identification No.)
     (of Incorporation)


                             1901 West 47th Place
                                   Suite 105
                            Westwood, Kansas 66205
                            ----------------------
                   (Address of Principal Executive Offices)


                                (913) 362-1090
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

               INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.     Other Events
            ------------

            NovaStar Financial, Inc. announced that the Company has entered into several agreements that significantly expand its relationship with its primary lender, First Union National Bank. First Union will be providing financing through the following facilities, each maturing in February 2000: $75 million revolving warehouse line of credit, $300 million whole loan repurchase facility and $20 million residual repurchase facilities. The Company will issue First Union 350,000 warrants to purchase NovaStar common stock at $6.9375 per share, the closing price on February 11, 1999, in exchange for 186,667 existing warrants exercisable at $15 per share. Copies of the financing agreements are included as Exhibits 10.7a, 10.21 and 10.22 and a copy of the warrant agreement is included as Exhibit 10.23. A copy of the press release dated February 16, 1999 is included as Exhibit 99.1.

Item 7(c).  Exhibits
            --------


            10.07a Amendment No. 6 dated as of February 12, 1999 to Mortgage Loan Warehousing Agreement dated as of February 20, 1997 between First Union National Bank and Registrant.

            10.21 Addendum to Master Repurchase Agreement dated as of February 12, 1999 among NovaStar Financial, Inc., NovaStar Capital, Inc. and NovaStar Mortgage, Inc., as sellers, and First Union National Bank, as buyer.

            10.22 Form of Addendum to Master Repurchase Agreement dated as of February 12, 1999 between Registrant's affiliated entity, as seller, and First Union Bank, as buyer, with respect to the residual interest on certain asset-backed bonds.

            10.23 Warrant Agreement dated as of February 12, 1999 between the Registrant and First Union National Bank.

            99.1      Press Release dated February 16, 1999.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 23, 1999


                                    NOVASTAR FINANCIAL, INC.



                                    By:/s/ Mark J. Kohlrus
                                       -------------------
                                      Mark J. Kohlrus
                                      Senior Vice President, Treasurer
                                      and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.    Document
-----------    --------


 10.07a Amendment No. 6 dated as of February 12, 1999 to Mortgage Loan Warehousing Agreement dated as of February 20, 1997 between First Union National Bank and Registrant.

 10.21 Addendum to Master Repurchase Agreement dated as of February 12, 1999 among NovaStar Financial, Inc., NovaStar Capital, Inc. and NovaStar Mortgage, Inc., as sellers, and First Union National Bank, as buyer.

 10.22 Form of Addendum to Master Repurchase Agreement dated as of February 12, 1999 between Registrant's affiliated entity, as seller, and First Union National Bank, as buyer, with respect to the residual interest on certain asset-backed bonds.

 10.23 Warrant Agreement dated as of February 12, 1999 between the Registrant and First Union National Bank.

 99.1          Press Release dated February 16, 1999.